Exhibit 99.2

TransAtlantic Petroleum Ltd.

Provides Annual Shareholder Meeting Update

FOR IMMEDIATE RELEASE

Hamilton, Bermuda (June 28, 2010) – TransAtlantic Petroleum Ltd. (TSX: TNP)(NYSE-AMEX: TAT) held its annual meeting of shareholders today in Istanbul, Turkey. During the meeting, the Company gave an investor presentation that is posted under the Investor tab on its website at www.transatlanticpetroleum.com. As part of the presentation, the Company announced the drilling of a successful natural gas well, the Bakuk-101, with flow rates that are clearly commercial. The well is located on License 4069, which covers 96,000 acres in Southeastern Turkey. With its partner and operator, Tiway Turkey, Ltd., the Company is now evaluating options for further appraisal of the reservoir. As a result of drilling the Bakuk-101, the Company will earn a 50% interest in License 4069 once certain logs have been obtained.

At the meeting, N. Malone Mitchell, 3rd, Bob G. Alexander, Brian E. Bayley, Scott C. Larsen, Matthew W. McCann, Alan C. Moon, Mel G. Riggs and Michael D. Winn were elected to serve on the Company’s Board of Directors until the next annual shareholders’ meeting.

In addition, the Company announced that Gary T. Mize, formerly Vice President and Chief Operating Officer, will now serve as the Company’s President and Chief Operating Officer. Scott C. Larsen, formerly President, will now serve as the Company’s Executive Vice President.

About TransAtlantic

TransAtlantic Petroleum Ltd. is a vertically integrated, international energy company engaged in the acquisition, development, exploration, and production of crude oil and natural gas. The Company holds interests in developed and undeveloped oil and gas properties in Turkey, Morocco, Romania, and California.

Forward-Looking Statements

This news release contains statements regarding the testing, completion and production of a natural gas well, the acquisition of working interests in a license, the timing for such testing, completion and production of a natural gas well and acquisition of working interests in a license, as well as other expectations, plans, goals, objectives, assumptions or information about future events, conditions, results of operations or performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions which may prove to be incorrect. In addition to other assumptions identified in this news release, assumptions have been made regarding, among other things, the ability of the Company to continue to develop and exploit attractive foreign initiatives.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include but are not limited to the continuing ability of the Company to operate effectively internationally, reliance on current oil and gas laws, rules and regulations, volatility of oil and gas prices, fluctuations in currency and interest rates, imprecision of resource estimates, the results of exploration, development and drilling, imprecision in estimates of future production capacity, changes in environmental and other regulations or the interpretation of such regulations, the ability to obtain necessary regulatory approvals, weather and general economic and business conditions. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.

The forward-looking statements or information contained in this news release are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

(NO STOCK EXCHANGE, SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE INFORMATION CONTAINED HEREIN.)

Contact:
Matt McCann, CEO
Scott C. Larsen, President
Phone:	(214) 220-4323
Internet:	http://www.transatlanticpetroleum.com
Address:	5910 N. Central Expressway
Suite 1755
Dallas, Texas 75206